                                                                    EXHIBIT 99.1

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3

                                 MLMI 2003-WMC3
                          PRELIMINARY COLLATERAL TABLES
                                  JULY 31, 2003

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                                             $919,428,086
Aggregate Original Principal Balance                                                $920,908,440
Number of Mortgage Loans                                                                   5,540

                                                 MINIMUM                        MAXIMUM                 AVERAGE (1)
                                                 -------                       --------                 -----------
Original Principal Balance                       $14,200                       $880,000                  $166,229
Outstanding Principal Balance                    $14,154                       $874,924                  $165,962

                                                 MINIMUM             MAXIMUM              WEIGHTED AVERAGE (2)
                                                 -------             -------              --------------------
Original Term (mos)                                 180                 360                        343
Stated remaining Term (mos)                         170                 359                        340
Loan Age (mos)                                        1                  11                          3
Current Interest Rate                             5.010%             13.990%                     7.585%
Initial Interest Rate Cap                         1.000%              5.000%                     1.719%
Periodic Rate Cap                                 1.000%              3.000%                     1.001%
Gross Margin                                      1.000%              9.500%                     6.076%
Maximum Mortgage Rate                            10.250%             17.800%                    13.819%
Minimum Mortgage Rate                             5.010%             11.300%                     7.324%
Months to Roll                                        3                  58                         24
Original Loan-to-Value                             9.07%             100.00%                     82.96%
Credit Score(3)                                     500                 808                        637

                                                EARLIEST                        LATEST
                                                --------                        ------
Maturity Date                                   09/01/17                       06/01/33

LIEN POSITION                           PERCENT OF MORTGAGE POOL
1st Lien                                         91.89%
2nd Lien                                          8.11

OCCUPANCY                               PERCENT OF MORTGAGE POOL
Primary                                           93.66%
Second Home                                        1.74
Investment                                         4.59

LOAN TYPE                               PERCENT OF MORTGAGE POOL
Fixed Rate                                       25.00%
ARM                                                 75

YEAR OF ORIGINATION                     PERCENT OF MORTGAGE POOL
2002                                              2.40%
2003                                             97.60

    LOAN PURPOSE                        PERCENT OF MORTGAGE POOL
Purchase                                         46.20%
Refinance - Rate/Term                             9.90
Refinance - Cashout                              43.90

    PROPERTY TYPE                       PERCENT OF MORTGAGE POOL
Single Family                                     72.42%
Rowhouse                                           0.04
Townhouse                                          0.17
Condominium                                        8.67
Two- to Four-Family                                 5.1
Planned Unit Development                           1.79
Deminimus PUD                                     11.63
Manufactured Housing                               0.17

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

-------------------------------------------------------------------------------------------------------------------------------
                                            AGGREGATE                      WEIGHTED  WEIGHTED                          FULL OR
                            NUMBER OF    PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE   AVERAGE   ORIGINAL   ALTERNATIVE
RANGE OF MORTGAGE RATES  MORTGAGE LOANS    OUTSTANDING      MORTGAGE POOL   COUPON    FICO     BALANCE     LTV          DOC
-------------------------------------------------------------------------------------------------------------------------------
5.500% or less                   59         $14,912,948          1.62%       5.465%    704     $252,762    79.25%      85.21%
-------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                277          67,801,929          7.37        5.904     684      244,772    78.72       69.79
-------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                509         126,027,264         13.71        6.376     659      247,598    78.95       56.10
-------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                823         187,757,932         20.42        6.863     647      228,138    80.41       52.03
-------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                685         145,962,223         15.88        7.348     629      213,084    82.47       55.71
-------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                795         139,531,065         15.18        7.846     617      175,511    83.54       60.57
-------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                453          74,453,534          8.10        8.352     605      164,357    84.76       58.38
-------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                467          61,182,838          6.65        8.835     608      131,013    85.69       58.19
-------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                258          26,666,872          2.90        9.359     604      103,360    86.38       62.53
-------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%               187          17,488,460          1.90        9.839     602       93,521    88.69       60.21
-------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%              143          10,140,122          1.10       10.386     619       70,910    93.64       60.24
-------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%              233          14,519,976          1.58       10.894     651       62,317    96.74       41.06
-------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%              391          22,068,917          2.40       11.255     656       56,442    98.68       29.06
-------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%               78           3,705,357          0.40       11.865     641       47,505    97.17       50.75
-------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%               68           2,839,962          0.31       12.389     671       41,764    98.90       14.43
-------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%               48           1,564,999          0.17       12.906     653       32,604    99.60       23.12
-------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%               64           2,682,733          0.29       13.293     639       41,918    99.28       27.99
-------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                2             120,954          0.01       13.786     613       60,477   100.00       85.14
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,540        $919,428,086        100.00%       7.585%    637     $165,962    82.96%      56.83%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.010% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.585% per annum.

REMAINING MONTHS TO STATED MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                AGGREGATE                       WEIGHTED  WEIGHTED                          FULL OR
RANGE OF MONTHS TO           NUMBER OF      PRINCIPAL BALANCE     PERCENT OF    AVERAGE   AVERAGE   AVERAGE   ORIGINAL   ALTERNATIVE
 STATED MATURITY           MORTGAGE LOANS      OUTSTANDING       MORTGAGE POOL   COUPON    FICO     BALANCE      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
169 to 180                     1444            $ 84,497,441           9.19%      10.236%     661    $ 58,516   95.69%       50.01%
------------------------------------------------------------------------------------------------------------------------------------
229 to 240                       12               1,288,529           0.14        7.712      614     107,377   76.18        74.69
------------------------------------------------------------------------------------------------------------------------------------
349 to 360                     4084             833,642,116          90.67        7.316      634     204,124   81.68        57.49
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,540            $919,428,086         100.00%       7.585%     637    $165,962   82.96%       56.83%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 170 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 340 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

----------------------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE                      WEIGHTED  WEIGHTED                         FULL OR
RANGE OF ORIGINAL LOAN      NUMBER OF      PRINCIPAl BALANCE     PERCENT OF   AVERAGE   AVERAGE   AVERAGE    ORIGINAL  ALTERNATIVE
  PRINCIPAL BALANCES      MORTGAGE LOANS      OUTSTANDING       MORTGAGE POOL  COUPON     FICO    BALANCE      LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                 837          $ 29,352,187           3.19%      10.509%     657    $ 35,068     95.92%     52.64%
----------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000            1232            90,728,109           9.87        8.967      634      73,643     87.45      59.96
----------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000            950           118,486,112          12.89        8.013      627     124,722     83.32      63.80
----------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000            794           138,402,450          15.05        7.328      633     174,310     81.13      59.61
----------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000            572           128,534,217          13.98        7.270      635     224,710     82.08      54.37
----------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000            400           109,517,612          11.91        7.248      632     273,794     82.54      55.94
----------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000            268            86,594,927           9.42        7.223      636     323,115     82.78      52.61
----------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000            189            71,488,294           7.78        7.187      645     378,245     82.34      52.30
----------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000             98            41,809,916           4.55        6.965      649     426,632     82.18      54.12
----------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000            117            56,399,911           6.13        6.964      653     482,051     80.53      49.55
----------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000             30            15,626,963           1.70        7.124      635     520,899     79.99      66.48
----------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000             37            21,267,037           2.31        6.901      645     574,785     78.72      64.65
----------------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000              8             4,997,558           0.54        7.214      632     624,695     77.69      38.28
----------------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000              2             1,362,383           0.15        6.370      684     681,192     76.43     100.00
----------------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000              1               741,890           0.08        6.990      627     741,890     90.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
$750,001 to $800,000              2             1,579,896           0.17        7.001      648     789,948     84.72      50.24
----------------------------------------------------------------------------------------------------------------------------------
$800,001 to $850,000              2             1,663,701           0.18        7.291      647     831,850     72.48      49.54
----------------------------------------------------------------------------------------------------------------------------------
$850,001 to $900,000              1               874,924           0.10        6.250      631     874,924     73.33     100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,540          $919,428,086         100.00%       7.585%     637    $165,962     82.96%     56.83%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $14,154 to approximately $874,924 and the average outstanding principal balance of the Mortgage Loans was approximately $165,962.

PRODUCT TYPES

----------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                        WEIGHTED  WEIGHTED                        FULL OR
                            NUMBER OF     PRINCIPAL BALANCE     PERCENT OF     AVERAGE   AVERAGE   AVERAGE   ORIGINAL  ALTERNATIVE
PRODUCT TYPES             MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL   COUPON     FICO     BALANCE      LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
15/30 Balloon Loans           1354           $ 73,981,566           8.05%      10.651%     666     $ 54,639    98.64%     47.02%
----------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans             90             10,515,875           1.14        7.317      625      116,843    74.92      71.03
----------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed Loans             11              1,158,979           0.13        7.694      612      105,362    74.67      71.86
----------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans            784            144,220,080          15.69        7.277      644      183,954    80.37      62.13
----------------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR Loans            6              1,663,676           0.18        7.301      655      277,279    83.11      27.76
----------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR Loans              2974            615,387,019          66.93        7.356      631      206,922    82.08      56.10
----------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR Loans               152             33,095,465           3.60        7.249      636      217,733    81.33      63.18
----------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR Loans               169             39,405,425           4.29        6.899      648      233,168    80.48      58.91
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       5,540           $919,428,086         100.00%       7.585%     637     $165,962    82.96%     56.83%
----------------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

-------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                     WEIGHTED  WEIGHTED                        FULL OR
                            NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE   AVERAGE   ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE           MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO    BALANCE      LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
ARM                            3301          $689,551,586        75.00%      7.325%     633     $208,892   81.96%      56.53%
-------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                     2239           229,876,500        25.00       8.366      650      102,669   85.97       57.72
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,540          $919,428,086       100.00%      7.585%     637     $165,962   82.96%      56.83%
-------------------------------------------------------------------------------------------------------------------------------

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

---------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE
                                              PRINCIPAL                     WEIGHTED  WEIGHTED                          FULL OR
                              NUMBER OF        BALANCE       PERCENT OF     AVERAGE   AVERAGE     AVERAGE   ORIGINAL  ALTERNATIVE
STATE                      MORTGAGE LOANS    OUTSTANDING    MORTGAGE POOL   COUPON      FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
Arizona                          195        $ 24,446,134        2.66%        8.010%     632      $125,365     85.98%      60.05%
-------------------------------------------------------------------------------------------------------------------------------
Arkansas                          15           1,753,988         0.19        8.397      636       116,933     90.06       79.61
-------------------------------------------------------------------------------------------------------------------------------
California                      2879         543,784,932        59.14        7.351      648       188,880     82.47       54.35
-------------------------------------------------------------------------------------------------------------------------------
Colorado                          84          13,543,747         1.47        8.003      626       161,235     84.97       55.10
-------------------------------------------------------------------------------------------------------------------------------
Connecticut                       29           7,099,453         0.77        7.488      617       244,809     81.31       57.97
-------------------------------------------------------------------------------------------------------------------------------
Delaware                          10           1,847,047         0.20        8.335      625       184,705     84.90       60.56
-------------------------------------------------------------------------------------------------------------------------------
District of Columbia               9           1,835,048         0.20        8.106      625       203,894     78.91       87.20
-------------------------------------------------------------------------------------------------------------------------------
Florida                          180          22,627,398         2.46        8.235      616       125,708     82.73       55.18
-------------------------------------------------------------------------------------------------------------------------------
Georgia                           55           8,905,754         0.97        8.271      635       161,923     86.55       36.53
-------------------------------------------------------------------------------------------------------------------------------
Idaho                             13           1,193,577         0.13        7.956      612        91,814     88.05       61.66
-------------------------------------------------------------------------------------------------------------------------------
Illinois                          76          13,732,681         1.49        7.385      625       180,693     86.37       67.77
-------------------------------------------------------------------------------------------------------------------------------
Indiana                           44           3,719,496         0.40        8.189      615        84,534     84.64       69.35
-------------------------------------------------------------------------------------------------------------------------------
Iowa                               6             605,649         0.07        8.141      569       100,942     88.53      100.00
-------------------------------------------------------------------------------------------------------------------------------
Kansas                             8             719,236         0.08        8.484      603        89,904     85.14       80.25
-------------------------------------------------------------------------------------------------------------------------------
Kentucky                           7             737,326         0.08        8.010      615       105,332     84.85      100.00
-------------------------------------------------------------------------------------------------------------------------------
Louisiana                        102          10,549,530         1.15        8.088      615       103,427     86.90       81.76
-------------------------------------------------------------------------------------------------------------------------------
Maine                              8             627,746         0.07        8.317      599        78,468     76.87       40.35
-------------------------------------------------------------------------------------------------------------------------------
Maryland                          92          15,575,789         1.69        7.908      613       169,302     81.69       60.24
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts                     66          12,774,826         1.39        7.850      608       193,558     79.92       60.56
-------------------------------------------------------------------------------------------------------------------------------
Michigan                         117          14,086,603         1.53        8.070      601       120,398     80.56       62.33
-------------------------------------------------------------------------------------------------------------------------------
Minnesota                         44           7,455,441         0.81        7.419      609       169,442     85.02       73.63
-------------------------------------------------------------------------------------------------------------------------------
Mississippi                       21           2,117,764         0.23        8.865      577       100,846     85.49       83.34
-------------------------------------------------------------------------------------------------------------------------------
Missouri                          25           2,954,498         0.32        8.592      600       118,180     85.53       57.27
-------------------------------------------------------------------------------------------------------------------------------
Montana                           26           2,996,818         0.33        7.925      607       115,262     83.38       58.19
-------------------------------------------------------------------------------------------------------------------------------
Nebraska                           3             160,535         0.02        6.886      682        53,512     79.37        0.00
-------------------------------------------------------------------------------------------------------------------------------
Nevada                           112          16,636,330         1.81        8.000      656       148,539     86.28       51.75
-------------------------------------------------------------------------------------------------------------------------------
New Hampshire                     16           1,998,920         0.22        7.806      629       124,933     82.73       60.57
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                        98          21,322,516         2.32        7.297      620       217,577     80.61       74.73
-------------------------------------------------------------------------------------------------------------------------------
New Mexico                         3             306,776         0.03        8.351      692       102,259     93.63        0.00
-------------------------------------------------------------------------------------------------------------------------------
New York                         214          43,673,851         4.75        7.594      627       204,083     81.36       55.54
-------------------------------------------------------------------------------------------------------------------------------
North Carolina                    48           6,710,261         0.73        8.809      609       139,797     84.89       60.66
-------------------------------------------------------------------------------------------------------------------------------
North Dakota                       1              97,968         0.01        7.990      549        97,968     90.00        0.00
-------------------------------------------------------------------------------------------------------------------------------
Ohio                              79           8,868,577         0.96        7.649      608       112,260     86.16       82.94
-------------------------------------------------------------------------------------------------------------------------------
Oklahoma                          25           2,087,560         0.23        8.267      617        83,502     89.01       96.32
-------------------------------------------------------------------------------------------------------------------------------
Oregon                            17           2,460,993         0.27        7.703      621       144,764     80.11       32.48
-------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                     153          16,821,498         1.83        7.897      607       109,944     84.43       75.92
-------------------------------------------------------------------------------------------------------------------------------
Rhode Island                      16           3,194,683         0.35        7.613      606       199,668     82.77       66.06
-------------------------------------------------------------------------------------------------------------------------------
South Carolina                    33           3,155,432         0.34        8.030      624        95,619     82.26       58.50
-------------------------------------------------------------------------------------------------------------------------------
South Dakota                       1             181,715         0.02        7.250      554       181,715     88.78      100.00
-------------------------------------------------------------------------------------------------------------------------------
Tennessee                        116          13,479,053         1.47        8.381      615       116,199     87.53       60.41
-------------------------------------------------------------------------------------------------------------------------------
Texas                            161          20,368,298         2.22        8.189      640       126,511     82.72       31.81
-------------------------------------------------------------------------------------------------------------------------------
Utah                              37           3,496,045         0.38        7.772      639        94,488     85.44       60.47
-------------------------------------------------------------------------------------------------------------------------------
Virginia                         202          26,906,445         2.93        7.947      612       133,200     83.64       59.54
-------------------------------------------------------------------------------------------------------------------------------
Washington                        49           7,673,086         0.83        8.162      635       156,594     82.04       54.54
-------------------------------------------------------------------------------------------------------------------------------
West Virginia                      1             197,830         0.02        6.750      608       197,830     90.00      100.00
-------------------------------------------------------------------------------------------------------------------------------
Wisconsin                         42           3,778,403         0.41        8.361      623        89,962     86.62       66.01
-------------------------------------------------------------------------------------------------------------------------------
Wyoming                            2             160,830         0.02        8.997      556        80,415     84.17       52.75
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         5,540        $919,428,086       100.00%       7.585%     637      $165,962     82.96%      56.83%
-------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.71% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

----------------------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE
                                 NUMBER OF     PRINCIPAL                    WEIGHTED   WEIGHTED                          FULL OR
 RANGE OF ORIGINAL               MORTGAGE       BALANCE       PERCENT OF     AVERAGE   AVERAGE    AVERAGE    ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS              LOANS       OUTSTANDING    MORTGAGE POOL   COUPON     FICO      BALANCE      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                       85      $ 10,869,889         1.18%       7.221%     608      $127,881     39.80%      49.11%
--------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                     39         6,394,757         0.70        7.238      617       163,968     52.64       63.26
--------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%                     49         9,839,793         1.07        7.360      599       200,812     57.63       38.51
--------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%                     65        10,527,938         1.15        7.395      595       161,968     63.06       57.17
--------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%                    193        37,422,174         4.07        7.352      604       193,897     68.43       48.74
--------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%                    266        57,360,406         6.24        7.156      619       215,641     73.89       46.89
--------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%                   1886       399,799,959        43.48        7.034      654       211,983     79.78       47.52
--------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%                    452        84,451,988         9.19        7.766      594       186,841     84.51       72.82
--------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%                    679       131,877,178        14.34        7.580      623       194,223     89.66       71.88
--------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%                    507        86,804,994         9.44        8.087      631       171,213     94.66       75.31
--------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%                  1319        84,079,009         9.14       10.032      670        63,745     99.93       55.37
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,540      $919,428,086       100.00%       7.585%     637      $165,962     82.96%      56.83%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 9.07% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.11% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.65%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.97%.

LOAN PURPOSE

----------------------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE
                                NUMBER OF      PRINCIPAL                    WEIGHTED   WEIGHTED                          FULL OR
                                MORTGAGE        BALANCE       PERCENT OF     AVERAGE   AVERAGE    AVERAGE    ORIGINAL  ALTERNATIVE
    LOAN PURPOSE                  LOANS       OUTSTANDING    MORTGAGE POOL   COUPON     FICO      BALANCE      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
Purchase                           2834      $424,777,603        46.20%       7.682%     662      $149,886     84.66%       6.86%
--------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                2166       403,641,265        43.90        7.468      615       186,353     81.29       65.31
--------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term               540        91,009,217         9.90        7.650      615       168,536     82.40       65.76
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,540      $919,428,086       100.00%       7.585%     637      $165,962     82.96%      56.83%
--------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

----------------------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE
                                NUMBER OF      PRINCIPAL                    WEIGHTED   WEIGHTED                          FULL OR
                                MORTGAGE        BALANCE       PERCENT OF     AVERAGE   AVERAGE    AVERAGE    ORIGINAL  ALTERNATIVE
    PROPERTY TYPE                 LOANS       OUTSTANDING    MORTGAGE POOL   COUPON     FICO      BALANCE      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
Single Family                      4041      $665,890,289        72.42%       7.579%     633      $164,784     82.96%      57.58%
--------------------------------------------------------------------------------------------------------------------------------
Rowhouse                              2           343,567         0.04        8.107      544       171,783     81.85       22.94
--------------------------------------------------------------------------------------------------------------------------------
Townhouse                             9         1,522,340         0.17        8.211      578       169,149     80.44       81.64
--------------------------------------------------------------------------------------------------------------------------------
Condominium                         563        79,707,481         8.67        7.434      649       141,576     83.20       56.14
--------------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family                 240        46,928,687         5.10        7.639      655       195,536     80.16       51.35
--------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                 19         1,608,223         0.17        7.614      626        84,643     79.06       68.71
--------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development            666       123,427,499        13.42        7.686      643       185,327     83.94       54.95
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,540      $919,428,086       100.00%       7.585%     637      $165,962     82.96%      56.83%
--------------------------------------------------------------------------------------------------------------------------------

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        TOTAL COLLATERAL SUMMARY

DOCUMENTATION

----------------------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE
                                NUMBER OF      PRINCIPAL                    WEIGHTED   WEIGHTED                          FULL OR
                                MORTGAGE        BALANCE       PERCENT OF     AVERAGE   AVERAGE    AVERAGE    ORIGINAL  ALTERNATIVE
   DOCUMENTATION                  LOANS       OUTSTANDING    MORTGAGE POOL   COUPON     FICO      BALANCE       LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                 2952      $473,574,478        51.51%       7.482%     622      $160,425     84.08%     100.00%
--------------------------------------------------------------------------------------------------------------------------------
Stated Documentation               1590       254,603,595        27.69        7.742      661       160,128     80.96        0.00
--------------------------------------------------------------------------------------------------------------------------------
Limited                             289        58,350,818         6.35        7.535      629       201,906     83.59        0.00
--------------------------------------------------------------------------------------------------------------------------------
Full/Alt Documentation              233        48,944,072         5.32        7.524      631       210,060     84.25      100.00
--------------------------------------------------------------------------------------------------------------------------------
Streamlined                         269        44,062,347         4.79        7.895      663       163,801     80.58        0.00
--------------------------------------------------------------------------------------------------------------------------------
Lite Documentation                  207        39,892,776         4.34        7.615      644       192,719     82.54        0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,540      $919,428,086       100.00%       7.585%     637      $165,962     82.96%      56.83%
--------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

----------------------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE
                                NUMBER OF      PRINCIPAL                    WEIGHTED   WEIGHTED                          FULL OR
                                MORTGAGE        BALANCE       PERCENT OF     AVERAGE   AVERAGE    AVERAGE    ORIGINAL  ALTERNATIVE
  OCCUPANCY                       LOANS       OUTSTANDING    MORTGAGE POOL   COUPON     FICO      BALANCE      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
Primary                            5151      $861,175,192        93.66%       7.583%     635      $167,186     83.08%      57.24%
--------------------------------------------------------------------------------------------------------------------------------
Investment                          292        42,220,507         4.59        7.632      664       144,591     80.63       55.14
--------------------------------------------------------------------------------------------------------------------------------
Second Home                          97        16,032,387         1.74        7.588      675       165,282     82.58       39.35
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,540      $919,428,086       100.00%       7.585%     637      $165,962     82.96%      56.83%
--------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

PREPAYMENT PENALTY TERM

----------------------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE
                                NUMBER OF      PRINCIPAL                    WEIGHTED   WEIGHTED                          FULL OR
                                MORTGAGE        BALANCE       PERCENT OF     AVERAGE   AVERAGE    AVERAGE    ORIGINAL  ALTERNATIVE
PREPAYMENT PENALTY TERM           LOANS       OUTSTANDING    MORTGAGE POOL   COUPON     FICO      BALANCE      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
None                                890      $134,662,323        14.65%       8.246%     644      $151,306     83.91%      44.92%
--------------------------------------------------------------------------------------------------------------------------------
12 Months                           211        45,919,472         4.99        7.385      641       217,628     81.60       56.42
--------------------------------------------------------------------------------------------------------------------------------
24 Months                          3033       546,100,426        59.40        7.447      631       180,053     83.00       57.87
--------------------------------------------------------------------------------------------------------------------------------
36 Months                          1400       191,533,718        20.83        7.564      647       136,810     82.53       62.08
--------------------------------------------------------------------------------------------------------------------------------
60 Months                             6         1,212,146         0.13        6.961      643       202,024     79.11      100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,540      $919,428,086       100.00%       7.585%     637      $165,962     82.96%      56.83%
--------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        TOTAL COLLATERAL SUMMARY

CREDIT SCORES

----------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE
                                NUMBER OF     PRINCIPAL                     WEIGHTED   WEIGHTED                           FULL OR
                                MORTGAGE       BALANCE        PERCENT OF     AVERAGE   AVERAGE    AVERAGE    ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES           LOANS       OUTSTANDING     MORTGAGE POOL   COUPON      FICO     BALANCE       LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
Not Available                         1      $    163,398         0.02%       7.615%       0      $163,398     80.00%       0.00%
--------------------------------------------------------------------------------------------------------------------------------
451 to 500                           10         1,148,150         0.12        8.695      500       114,815     76.38       62.80
--------------------------------------------------------------------------------------------------------------------------------
501 to 550                          491        79,213,772         8.62        8.328      528       161,332     77.82       82.70
--------------------------------------------------------------------------------------------------------------------------------
551 to 600                          860       153,264,603        16.67        7.849      578       178,215     82.60       74.71
--------------------------------------------------------------------------------------------------------------------------------
601 to 650                         1928       311,054,491        33.83        7.611      627       161,335     83.33       57.03
--------------------------------------------------------------------------------------------------------------------------------
651 to 700                         1492       249,852,070        27.17        7.386      672       167,461     84.02       46.38
--------------------------------------------------------------------------------------------------------------------------------
701 to 750                          555        90,183,762         9.81        7.187      721       162,493     83.99       35.72
--------------------------------------------------------------------------------------------------------------------------------
751 to 800                          198        33,481,521         3.64        6.938      767       169,099     83.03       47.39
--------------------------------------------------------------------------------------------------------------------------------
801 to 850                            5         1,066,320         0.12        6.316      804       213,264     80.46       37.90
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,540      $919,428,086       100.00%       7.585%     637      $165,962     82.96%      56.83%
--------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 808 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 637.

CREDIT GRADE

----------------------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE
                                NUMBER OF      PRINCIPAL                    WEIGHTED   WEIGHTED                          FULL OR
                                MORTGAGE        BALANCE       PERCENT OF     AVERAGE   AVERAGE    AVERAGE    ORIGINAL  ALTERNATIVE
CREDIT GRADE                      LOANS       OUTSTANDING    MORTGAGE POOL   COUPON     FICO      BALANCE      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
AA                                 2640      $432,617,174        47.05%       7.325%     684      $163,870     84.02%      44.37%
--------------------------------------------------------------------------------------------------------------------------------
A                                  1470       242,824,932        26.41        7.624      624       165,187     83.19       58.74
--------------------------------------------------------------------------------------------------------------------------------
A-                                  426        70,443,660         7.66        7.826      596       165,361     83.28       72.23
--------------------------------------------------------------------------------------------------------------------------------
B+                                  421        77,173,194         8.39        7.852      570       183,309     83.03       76.48
--------------------------------------------------------------------------------------------------------------------------------
B                                   539        88,629,053         9.64        8.232      539       164,432     77.83       81.15
--------------------------------------------------------------------------------------------------------------------------------
C                                    44         7,740,073         0.84        8.656      554       175,911     71.81       78.83
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,540      $919,428,086       100.00%       7.585%     637      $165,962     82.96%      56.83%
--------------------------------------------------------------------------------------------------------------------------------

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        TOTAL COLLATERAL SUMMARY

MARGINS

----------------------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE
                                NUMBER OF      PRINCIPAL                    WEIGHTED   WEIGHTED                          FULL OR
                                MORTGAGE        BALANCE       PERCENT OF    AVERAGE    AVERAGE    AVERAGE    ORIGINAL  ALTERNATIVE
RANGE OF MARGINS                 LOANS        OUTSTANDING    MORTGAGE POOL   COUPON      FICO     BALANCE      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
0.501% to 1.000%                      1          $164,832         0.02%       6.050%     558      $164,832     75.00%     100.00%
--------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                      1           551,047         0.08        6.750      676       551,047     80.00        0.00
--------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                     26         5,399,290         0.78        6.655      671       207,665     74.41       47.50
--------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                    437       105,625,376        15.32        6.445      668       241,706     79.71       68.30
--------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%                    607       138,526,629        20.09        6.804      664       228,215     78.99       38.91
--------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                    524       112,734,990        16.35        7.137      635       215,143     79.77       45.43
--------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                    555       116,481,247        16.89        7.423      619       209,876     82.71       61.26
--------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                    491        96,695,557        14.02        7.878      603       196,936     85.51       68.51
--------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                    267        47,953,922         6.95        8.125      598       179,603     85.32       62.84
--------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                    356        59,158,545         8.58        8.614      595       166,176     87.38       65.54
--------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                     26         4,527,818         0.66        8.972      604       174,147     88.30       52.04
--------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                      7         1,335,654         0.19        8.810      591       190,808     77.49       43.72
--------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                      3           396,679         0.06       10.253      555       132,226     81.34      100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,301      $689,551,586       100.00%       7.325%     633      $208,892     81.96%      56.53%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.076% per annum.

MAXIMUM MORTGAGE RATES

----------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE
                               NUMBER OF      PRINCIPAL                    WEIGHTED   WEIGHTED                           FULL OR
RANGE OF MAXIMUM               MORTGAGE        BALANCE       PERCENT OF     AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
 MORTGAGE RATES                  LOANS       OUTSTANDING    MORTGAGE POOL   COUPON      FICO      BALANCE       LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
13.000% or less                     684      $169,916,979        24.64%       6.133%     671      $248,417     79.73%      61.62%
--------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                  626       146,637,582        21.27        6.872      645       234,245     80.88       50.92
--------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                  559       120,881,927        17.53        7.350      628       216,247     82.23       53.68
--------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%                  580       112,001,317        16.24        7.851      613       193,106     83.72       57.82
--------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%                  334        62,319,874         9.04        8.342      600       186,586     84.26       57.73
--------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%                  282        45,648,037         6.62        8.820      593       161,872     83.94       56.45
--------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%                  124        17,561,416         2.55        9.337      578       141,624     83.36       61.25
--------------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%                   77        10,035,052         1.46        9.814      575       130,325     85.48       57.17
--------------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%                   22         2,672,404         0.39       10.404      551       121,473     84.15       53.69
--------------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%                   11         1,756,166         0.25       10.770      579       159,651     84.94       57.83
--------------------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%                    2           120,833         0.02       11.282      557        60,417     81.76      100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,301      $689,551,586       100.00%       7.325%     633      $208,892     81.96%      56.53%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.250% per annum to 17.800% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.819% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        TOTAL COLLATERAL SUMMARY

NEXT ADJUSTMENT DATE

------------------------------------------------------------------------------------------------------------------------
                                     AGGREGATE                      WEIGHTED  WEIGHTED                         FULL OR
RANGE OF MAXIMUM    NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
 MORTGAGE RATES   MORTGAGE LOANS    OUTSTANDING      MORTGAGE POOL   COUPON     FICO     BALANCE      LTV        DOC
------------------------------------------------------------------------------------------------------------------------
October 2003              3         $     609,359         0.09%      7.241%     652     $ 203,120   81.27%      30.70%
---------------------------------------------------------------------------------------------------------------------
November 2003             2               779,519         0.11       7.542      670       389,760   85.64        0.00
---------------------------------------------------------------------------------------------------------------------
January 2004              1               274,798         0.04       6.750      616       274,798   80.00      100.00
---------------------------------------------------------------------------------------------------------------------
September 2004            2               450,482         0.07       9.622      695       225,241   82.49        0.00
---------------------------------------------------------------------------------------------------------------------
October 2004             17             4,072,770         0.59       8.025      607       239,575   78.31       48.52
---------------------------------------------------------------------------------------------------------------------
November 2004            15             4,658,290         0.68       7.481      631       310,553   80.25       39.59
---------------------------------------------------------------------------------------------------------------------
December 2004            14             2,233,202         0.32       8.162      607       159,514   82.94       65.01
---------------------------------------------------------------------------------------------------------------------
January 2005            109            21,517,718         3.12       7.772      623       197,410   82.24       58.47
---------------------------------------------------------------------------------------------------------------------
February 2005            21             3,873,273         0.56       7.685      641       184,442   82.16       51.25
---------------------------------------------------------------------------------------------------------------------
March 2005              145            28,498,187         4.13       7.506      632       196,539   81.60       59.16
---------------------------------------------------------------------------------------------------------------------
April 2005             1315           264,622,831        38.38       7.345      635       201,234   82.11       55.68
---------------------------------------------------------------------------------------------------------------------
May 2005               1334           285,105,684        41.35       7.295      629       213,722   82.16       56.42
---------------------------------------------------------------------------------------------------------------------
June 2005                 2               354,582         0.05       6.156      693       177,291   84.37      100.00
---------------------------------------------------------------------------------------------------------------------
August 2005               1               220,387         0.03       7.750      637       220,387   89.82      100.00
---------------------------------------------------------------------------------------------------------------------
November 2005             1                95,671         0.01       8.875      630        95,671   80.00      100.00
---------------------------------------------------------------------------------------------------------------------
December 2005             1               129,232         0.02       6.125      641       129,232   64.04        0.00
---------------------------------------------------------------------------------------------------------------------
January 2006              6             1,189,369         0.17       7.792      616       198,228   74.40       62.14
---------------------------------------------------------------------------------------------------------------------
March 2006                7             1,338,757         0.19       7.382      619       191,251   81.43       85.09
---------------------------------------------------------------------------------------------------------------------
April 2006               73            15,399,823         2.23       7.173      632       210,956   80.42       68.15
---------------------------------------------------------------------------------------------------------------------
May 2006                 63            14,722,227         2.14       7.264      643       233,686   82.87       55.83
---------------------------------------------------------------------------------------------------------------------
October 2007              1               496,637         0.07       6.990      678       496,637   56.18        0.00
---------------------------------------------------------------------------------------------------------------------
November 2007             1                91,216         0.01       7.500      718        91,216   95.00        0.00
---------------------------------------------------------------------------------------------------------------------
December 2007             2               104,599         0.02       9.696      637        52,299   79.98       57.08
---------------------------------------------------------------------------------------------------------------------
January 2008             10             1,905,501         0.28       7.568      653       190,550   81.51       55.49
---------------------------------------------------------------------------------------------------------------------
February 2008             2               342,874         0.05       7.772      628       171,437   81.64        0.00
---------------------------------------------------------------------------------------------------------------------
March 2008                4               937,590         0.14       7.669      581       234,398   87.84       83.62
---------------------------------------------------------------------------------------------------------------------
April 2008               88            20,128,663         2.92       6.838      642       228,735   81.05       61.98
---------------------------------------------------------------------------------------------------------------------
May 2008                 61            15,398,344         2.23       6.803      658       252,432   79.84       57.39
---------------------------------------------------------------------------------------------------------------------
TOTAL:                3,301         $ 689,551,586       100.00%      7.325%     633     $ 208,892   81.96%      56.53%
---------------------------------------------------------------------------------------------------------------------

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        GROUP A COLLATERAL SUMMARY

Aggregate Outstanding Principal
Balance                                 $565,895,835
Aggregate Original Principal
Balance                                 $566,811,483
Number of Mortgage Loans                       3,944

                                    MINIMUM     MAXIMUM     AVERAGE (1)
                                    -------     -------     -----------
 Original Principal Balance         $14,480     $400,000     $143,715
Outstanding Principal Balance       $14,472     $399,630     $143,483

                                    MINIMUM     MAXIMUM     WEIGHTED AVERAGE (2)
                                    -------     -------     --------------------
Original Term (mos)                    180         360                336
Stated remaining Term (mos)            170         359                333
Loan Age (mos)                           1          11                  3
Current Interest Rate                5.010%     12.990%             7.699%
Initial Interest Rate Cap            1.000%      5.000%             1.697%
Periodic Rate Cap                    1.000%      3.000%             1.002%
Gross Margin                         1.000%      7.990%             5.992%
Maximum Mortgage Rate               10.615%     17.000%            13.784%
Minimum Mortgage Rate                5.010%     10.500%             7.290%
Months to Roll                           3          58                 24
Original Loan-to-Value                9.07%     100.00%             83.75%
Credit Score (3)                       500         808                639

                     EARLIEST       LATEST
                     --------       ------
Maturity Date        09/01/17      06/01/33

LIEN POSITION     PERCENT OF MORTGAGE POOL
-------------     ------------------------
1st Lien                   87.58%
2nd Lien                   12.42

OCCUPANCY         PERCENT OF MORTGAGE POOL
---------         ------------------------
Primary                    93.39%
Second Home                 1.52
Investment                  5.09

LOAN TYPE         PERCENT OF MORTGAGE POOL
---------         ------------------------
Fixed Rate                 28.87%
ARM                        71.13

YEAR OF ORIGINATION     PERCENT OF MORTGAGE POOL
-------------------     ------------------------
2002                              2.12%
2003                             97.88

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
------------            ------------------------
Purchase                         49.33%
Refinance - Rate/Term              9.5
Refinance - Cashout              41.18

PROPERTY TYPE           PERCENT OF MORTGAGE POOL
-------------           ------------------------
Single Family                    71.50%
Rowhouse                          0.05
Townhouse                         0.13
Condominium                      10.59
Two- to Four-Family               6.51
Planned Unit
Development                       2.07
Deminimus PUD                        9
Manufactured Housing              0.16

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        GROUP A COLLATERAL SUMMARY

MORTGAGE RATES

-------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                         FULL OR
                           NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
RANGE OF MORTGAGE RATES  MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO     BALANCE      LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
5.500% or less                  46         $  9,491,762          1.68%       5.457%    711     $ 206,343   78.58%      81.86%
----------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%               198           40,056,987          7.08        5.920     681       202,308   78.62       72.87
----------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%               360           72,749,389         12.86        6.363     663       202,082   79.15       57.72
----------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%               556          108,290,788         19.14        6.869     645       194,768   80.37       52.30
----------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%               461           86,944,721         15.36        7.359     630       188,600   82.48       53.67
----------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%               543           89,138,581         15.75        7.853     617       164,159   84.18       62.16
----------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%               287           42,208,089          7.46        8.361     612       147,067   85.22       57.09
----------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%               319           42,283,780          7.47        8.845     611       132,551   85.80       58.58
----------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%               169           15,025,077          2.66        9.365     616        88,906   88.82       66.83
----------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%              117           10,203,615          1.80        9.837     613        87,210   90.81       60.76
----------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%             113            7,747,481          1.37       10.395     637        68,562   96.76       63.66
----------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%             216           12,548,551          2.22       10.904     662        58,095   98.73       38.34
----------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%             388           21,900,195          3.87       11.255     657        56,444   98.81       28.51
----------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%              70            3,340,980          0.59       11.860     644        47,728   98.15       48.40
----------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%              67            2,824,999          0.50       12.390     671        42,164   98.94       13.98
----------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%              34            1,140,840          0.20       12.895     649        33,554   99.56       22.95
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,944         $565,895,835        100.00%       7.699%    639     $ 143,483   83.75%      56.73%
----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.010% per annum to 12.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.699% per annum.

REMAINING MONTHS TO STATED MATURITY

--------------------------------------------------------------------------------------------------------------------------
                                        AGGREGATE                     WEIGHTED  WEIGHTED                         FULL OR
RANGE OF MONTHS TO    NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
 STATED MATURITY    MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO     BALANCE     LTV         DOC
--------------------------------------------------------------------------------------------------------------------------
169 to 180                1293        $ 75,265,136         13.30%     10.304%     665     $  58,210   96.68%      48.75%
-----------------------------------------------------------------------------------------------------------------------
229 to 240                   9           1,119,147          0.20       7.609      616       124,350   75.89       70.85
-----------------------------------------------------------------------------------------------------------------------
349 to 360                2642         489,511,552         86.50       7.298      635       185,281   81.78       57.92
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                   3,944        $565,895,835        100.00%      7.699%     639     $ 143,483   83.75%      56.73%
-----------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 170 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 333 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        GROUP A COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

------------------------------------------------------------------------------------------------------------------------------
                                            AGGREGATE                     WEIGHTED  WEIGHTED                         FULL OR
RANGE OF ORIGINAL LOAN    NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
  PRINCIPAL BALANCES    MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO     BALANCE     LTV         DOC
------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                666        $ 23,291,188           4.12%    10.580%     665     $  34,972    98.60%     51.31%
---------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000            807          59,547,637          10.52      9.307      649        73,789    91.08      54.66
---------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000           732          91,768,409          16.22      7.983      634       125,367    83.33      62.74
---------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000           683         119,425,178          21.10      7.250      638       174,854    81.07      58.48
---------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000           513         115,410,734          20.39      7.200      638       224,972    81.88      54.05
---------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000           382         104,570,561          18.48      7.194      633       273,745    82.36      56.53
---------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000           138          43,233,441           7.64      7.233      635       313,286    82.24      49.05
---------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000            23           8,648,687           1.53      7.142      680       376,030    83.70      74.01
---------------------------------------------------------------------------------------------------------------------------
 TOTAL:                      3,944        $565,895,835         100.00%     7.699%     639     $ 143,483    83.75%     56.73%
---------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $14,472 to approximately $399,630 and the average outstanding principal balance of the Mortgage Loans was approximately $143,483.

PRODUCT TYPES

------------------------------------------------------------------------------------------------------------------------------
                                            AGGREGATE                     WEIGHTED  WEIGHTED                         FULL OR
                           NUMBER OF    PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
   PRODUCT TYPES        MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO     BALANCE     LTV         DOC
------------------------------------------------------------------------------------------------------------------------------
15/30 Balloon Loans           1245        $ 69,751,951         12.33%      10.533%    668     $  56,026   98.66%      47.64%
---------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans             48           5,513,184          0.97        7.410     628       114,858   71.56       62.73
---------------------------------------------------------------------------------------------------------------------------
20 Year Fixed Loans              8             989,597          0.17        7.574     614       123,700   74.09       67.04
---------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans            497          87,140,648         15.40        7.339     642       175,333   81.03       61.72
---------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR Loans            3             779,431          0.14        7.101     648       259,810   82.33       59.26
---------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR Loans              1939         361,417,860         63.87        7.319     632       186,394   82.01       56.90
---------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR Loans                91          17,732,221          3.13        7.162     642       194,860   82.01       61.14
---------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR Loans               113          22,570,942          3.99        6.927     651       199,743   80.76       57.32
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,944        $565,895,835        100.00%       7.699%    639     $ 143,483   83.75%      56.73%
---------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

------------------------------------------------------------------------------------------------------------------------------
                                            AGGREGATE                     WEIGHTED  WEIGHTED                         FULL OR
                          NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE         MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO     BALANCE     LTV         DOC
------------------------------------------------------------------------------------------------------------------------------
ARM                          2146         $402,500,454         71.13%      7.290%     634     $ 187,558   81.94%      57.12%
---------------------------------------------------------------------------------------------------------------------------
Fixed Rate                   1798          163,395,381         28.87       8.706      653        90,876   88.20       55.78
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,944         $565,895,835        100.00%      7.699%     639     $ 143,483   83.75%      56.73%
---------------------------------------------------------------------------------------------------------------------------

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        GROUP A COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

-----------------------------------------------------------------------------------------------------------------------------
                                           AGGREGATE                     WEIGHTED  WEIGHTED                          FULL OR
                         NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
     STATE             MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO     BALANCE      LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------
Arizona                      143         $ 17,229,458          3.04%      7.919%     629     $ 120,486    86.23%     67.21%
--------------------------------------------------------------------------------------------------------------------------
Arkansas                       8            1,309,444          0.23       8.383      651       163,681    90.55      72.69
--------------------------------------------------------------------------------------------------------------------------
California                  2244          337,121,596         59.57       7.557      650       150,232    83.35      53.56
--------------------------------------------------------------------------------------------------------------------------
Colorado                      66            9,144,938          1.62       7.950      626       138,560    85.41      53.18
--------------------------------------------------------------------------------------------------------------------------
Connecticut                   18            2,993,852          0.53       7.777      600       166,325    81.06      76.29
--------------------------------------------------------------------------------------------------------------------------
Delaware                       5              676,382          0.12       7.567      667       135,276    86.46      65.96
--------------------------------------------------------------------------------------------------------------------------
District of Columbia           6              767,821          0.14       7.951      645       127,970    86.90      69.42
--------------------------------------------------------------------------------------------------------------------------
Florida                      112           13,505,454          2.39       8.145      620       120,584    82.74      52.52
--------------------------------------------------------------------------------------------------------------------------
Georgia                       44            5,905,489          1.04       8.457      634       134,216    88.04      52.35
--------------------------------------------------------------------------------------------------------------------------
Idaho                          9              827,487          0.15       7.814      618        91,943    89.87      60.64
--------------------------------------------------------------------------------------------------------------------------
Illinois                      66           10,876,121          1.92       7.362      625       164,790    86.43      63.65
--------------------------------------------------------------------------------------------------------------------------
Indiana                       19            1,938,612          0.34       8.071      626       102,032    86.96      68.84
--------------------------------------------------------------------------------------------------------------------------
Iowa                           5              560,746          0.10       8.085      563       112,149    87.61     100.00
--------------------------------------------------------------------------------------------------------------------------
Kansas                         2              198,516          0.04       8.000      632        99,258    81.99      39.77
--------------------------------------------------------------------------------------------------------------------------
Kentucky                       3              450,717          0.08       7.699      644       150,239    84.07     100.00
--------------------------------------------------------------------------------------------------------------------------
Louisiana                     56            6,200,499          1.10       7.897      629       110,723    87.21      74.94
--------------------------------------------------------------------------------------------------------------------------
Maine                          5              390,651          0.07       8.221      631        78,130    81.25      46.93
--------------------------------------------------------------------------------------------------------------------------
Maryland                      55            8,331,784          1.47       7.860      634       151,487    84.84      58.55
--------------------------------------------------------------------------------------------------------------------------
Massachusetts                 58           10,540,761          1.86       7.726      601       181,737    78.64      61.80
--------------------------------------------------------------------------------------------------------------------------
Michigan                      60            7,416,142          1.31       7.682      596       123,602    82.38      80.36
--------------------------------------------------------------------------------------------------------------------------
Minnesota                     32            5,188,542          0.92       7.449      611       162,142    85.90      72.63
--------------------------------------------------------------------------------------------------------------------------
Mississippi                    6              701,598          0.12       8.204      585       116,933    90.79      92.88
--------------------------------------------------------------------------------------------------------------------------
Missouri                      12            1,226,043          0.22       8.297      622       102,170    87.33      46.05
--------------------------------------------------------------------------------------------------------------------------
Montana                       16            1,700,814          0.30       7.592      609       106,301    84.01      54.92
--------------------------------------------------------------------------------------------------------------------------
Nebraska                       1               91,683          0.02       5.990      712        91,683    76.67       0.00
--------------------------------------------------------------------------------------------------------------------------
Nevada                        79            9,015,414          1.59       7.948      653       114,119    86.66      45.60
--------------------------------------------------------------------------------------------------------------------------
New Hampshire                 10            1,178,064          0.21       8.092      645       117,806    84.06      68.68
--------------------------------------------------------------------------------------------------------------------------
New Jersey                    60           10,004,730          1.77       7.454      613       166,745    81.35      78.39
--------------------------------------------------------------------------------------------------------------------------
New Mexico                     2              209,053          0.04       8.748      702       104,527   100.00       0.00
--------------------------------------------------------------------------------------------------------------------------
New York                     173           28,880,559          5.10       7.757      623       166,940    81.12      55.71
--------------------------------------------------------------------------------------------------------------------------
North Carolina                36            4,802,370          0.85       8.532      609       133,399    83.46      69.73
--------------------------------------------------------------------------------------------------------------------------
Ohio                          40            4,995,075          0.88       7.835      608       124,877    87.28      78.96
--------------------------------------------------------------------------------------------------------------------------
Oklahoma                      15            1,511,944          0.27       8.260      618       100,796    91.07     100.00
--------------------------------------------------------------------------------------------------------------------------
Oregon                        11            1,521,061          0.27       7.813      629       138,278    83.00      37.91
--------------------------------------------------------------------------------------------------------------------------
Pennsylvania                  64            8,099,274          1.43       7.914      614       126,551    85.32      67.74
--------------------------------------------------------------------------------------------------------------------------
Rhode Island                  10            1,602,071          0.28       8.036      619       160,207    84.04      76.47
--------------------------------------------------------------------------------------------------------------------------
South Carolina                15            1,562,935          0.28       7.547      639       104,196    82.74      57.96
--------------------------------------------------------------------------------------------------------------------------
South Dakota                   1              181,715          0.03       7.250      554       181,715    88.78     100.00
--------------------------------------------------------------------------------------------------------------------------
Tennessee                     58            7,642,747          1.35       7.991      624       131,772    87.65      65.59
--------------------------------------------------------------------------------------------------------------------------
Texas                        120           12,987,623          2.30       8.396      638       108,230    84.18      34.20
--------------------------------------------------------------------------------------------------------------------------
Utah                          29            2,916,323          0.52       7.611      650       100,563    85.25      61.88
--------------------------------------------------------------------------------------------------------------------------
Virginia                     114           17,062,224          3.02       8.039      610       149,669    84.52      61.30
--------------------------------------------------------------------------------------------------------------------------
Washington                    31            3,930,205          0.69       8.419      636       126,781    83.42      54.51
--------------------------------------------------------------------------------------------------------------------------
West Virginia                  1              197,830          0.03       6.750      608       197,830    90.00     100.00
--------------------------------------------------------------------------------------------------------------------------
Wisconsin                     24            2,299,467          0.41       8.105      632        95,811    86.81      68.42
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,944         $565,895,835        100.00%      7.699%     639     $ 143,483    83.75%     56.73%
--------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.79% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        GROUP A COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

----------------------------------------------------------------------------------------------------------------------------------
                                                AGGREGATE                     WEIGHTED   WEIGHTED                        FULL OR
 RANGE OF ORIGINAL             NUMBER OF    PRINCIPAL BALANCE   PERCENT OF     AVERAGE   AVERAGE   AVERAGE   ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS        MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON      FICO    BALANCE     LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                     56         $  7,632,085          1.35%      7.097%       621    $136,287    40.00%     44.65%
----------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                   25            3,924,319          0.69       7.289        607     156,973    52.20      46.68
----------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%                   28            4,360,444          0.77       7.549        590     155,730    57.85      47.47
----------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%                   39            6,316,910          1.12       7.381        582     161,972    62.88      55.74
----------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%                  109           19,897,178          3.52       7.405        594     182,543    68.28      50.04
----------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%                  151           28,423,328          5.02       7.211        610     188,234    73.89      44.81
----------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%                 1298          243,640,404         43.05       7.008        656     187,704    79.83      47.44
----------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%                  273           50,091,788          8.85       7.754        593     183,486    84.57      74.98
----------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%                  438           77,402,671         13.68       7.620        625     176,718    89.63      74.40
----------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%                  343           49,794,827          8.80       8.169        631     145,174    94.66      73.52
----------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%                1184           74,411,878         13.15      10.072        670      62,848    99.93      53.98
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          3,944         $565,895,835        100.00%      7.699%       639    $143,483    83.75%     56.73%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 9.07% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 12.42% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.67%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.94%.

LOAN PURPOSE

----------------------------------------------------------------------------------------------------------------------------
                                            AGGREGATE                    WEIGHTED  WEIGHTED                        FULL OR
                          NUMBER OF    PRINCIPAL BALANCE    PERCENT OF    AVERAGE  AVERAGE   AVERAGE   ORIGINAL  ALTERNATIVE
    LOAN PURPOSE       MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO    BALANCE     LTV        DOC
----------------------------------------------------------------------------------------------------------------------------
Purchase                    2201         $279,141,828         49.33%      7.833%     664     $126,825   85.67%      47.76%
----------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout         1371          233,008,880         41.18       7.514      615      169,955   81.69       65.91
----------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term        372           53,745,127          9.50       7.803      611      144,476   82.64       63.53
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,944         $565,895,835        100.00%      7.699%     639     $143,483   83.75%      56.73%
----------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

-------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                     WEIGHTED  WEIGHTED                        FULL OR
                            NUMBER OF     PRINCIPAL BALANCE   PERCENT OF     AVERAGE  AVERAGE   AVERAGE   ORIGINAL  ALTERNATIVE
     PROPERTY TYPE        MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO    BALANCE      LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
Single Family                  2815         $404,608,751         71.50%      7.697%     635     $143,733    83.80%     57.16%
-------------------------------------------------------------------------------------------------------------------------------
Rowhouse                          1              264,764          0.05       7.990      542      264,764    77.94       0.00
-------------------------------------------------------------------------------------------------------------------------------
Townhouse                         4              719,401          0.13       8.133      541      179,850    83.12      61.14
-------------------------------------------------------------------------------------------------------------------------------
Condominium                     468           59,940,227         10.59       7.449      655      128,077    83.43      55.77
-------------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family             193           36,856,685          6.51       7.680      659      190,967    81.10      48.55
-------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing              9              890,151          0.16       7.680      625       98,906    81.47      79.46
-------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development        454           62,615,856         11.06       7.957      640      137,920    85.33      59.54
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,944         $565,895,835        100.00%      7.699%     639     $143,483    83.75%     56.73%
-------------------------------------------------------------------------------------------------------------------------------

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        GROUP A COLLATERAL SUMMARY

DOCUMENTATION

--------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                     WEIGHTED  WEIGHTED                         FULL OR
                             NUMBER OF    PRINCIPAL BALANCE    PERCENT OF    AVERAGE   AVERAGE  AVERAGE   ORIGINAL   ALTERNATIVE
     DOCUMENTATION        MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO    BALANCE     LTV          DOC
--------------------------------------------------------------------------------------------------------------------------------
Full Documentation             2046         $295,295,793         52.18%      7.555%     625     $144,328    84.78%     100.00%
--------------------------------------------------------------------------------------------------------------------------------
Stated Documentation           1187          160,669,983         28.39       7.915      662      135,358    81.77        0.00
--------------------------------------------------------------------------------------------------------------------------------
Limited                         204           33,052,403          5.84       7.622      632      162,022    84.51        0.00
--------------------------------------------------------------------------------------------------------------------------------
Streamlined                     203           28,943,788          5.11       8.106      667      142,580    82.30        0.00
--------------------------------------------------------------------------------------------------------------------------------
Full/Alt Documentation          161           25,734,174          4.55       7.602      634      159,840    85.26      100.00
--------------------------------------------------------------------------------------------------------------------------------
Lite Documentation              143           22,199,693          3.92       7.749      638      155,243    83.25        0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,944         $565,895,835        100.00%      7.699%     639     $143,483    83.75%      56.73%
--------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

--------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                     WEIGHTED  WEIGHTED                         FULL OR
                             NUMBER OF    PRINCIPAL BALANCE    PERCENT OF    AVERAGE   AVERAGE  AVERAGE   ORIGINAL   ALTERNATIVE
       OCCUPANCY          MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO    BALANCE     LTV          DOC
--------------------------------------------------------------------------------------------------------------------------------
Primary                         3702        $528,511,226         93.39%      7.710%     637     $142,764    83.91%      56.82%
--------------------------------------------------------------------------------------------------------------------------------
Investment                       180          28,807,494          5.09       7.529      665      160,042    81.05       59.59
--------------------------------------------------------------------------------------------------------------------------------
Second Home                       62           8,577,115          1.52       7.558      669      138,341    82.58       41.77
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,944        $565,895,835        100.00%      7.699%     639     $143,483    83.75%      56.73%
--------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

PREPAYMENT PENALTY TERM

--------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                     WEIGHTED  WEIGHTED                         FULL OR
                             NUMBER OF    PRINCIPAL BALANCE    PERCENT OF    AVERAGE   AVERAGE  AVERAGE   ORIGINAL   ALTERNATIVE
PREPAYMENT PENALTY TERM   MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO    BALANCE     LTV          DOC
--------------------------------------------------------------------------------------------------------------------------------
None                            673         $ 83,458,221         14.75%      8.401%     639     $124,009   84.89%       48.63%
--------------------------------------------------------------------------------------------------------------------------------
12 Months                       158           27,673,584          4.89       7.604      639      175,149   81.46        52.81
--------------------------------------------------------------------------------------------------------------------------------
24 Months                      2109          334,038,359         59.03       7.493      635      158,387   83.53        57.78
--------------------------------------------------------------------------------------------------------------------------------
36 Months                      1003          120,668,927         21.32       7.805      650      120,308   84.06        60.31
--------------------------------------------------------------------------------------------------------------------------------
60 Months                         1               56,744          0.01       8.150      556       56,744   90.00       100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,944         $565,895,835        100.00%      7.699%     639     $143,483   83.75%       56.73%
--------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        GROUP A COLLATERAL SUMMARY

CREDIT SCORES

--------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                     WEIGHTED  WEIGHTED                         FULL OR
                             NUMBER OF    PRINCIPAL BALANCE    PERCENT OF    AVERAGE   AVERAGE  AVERAGE   ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES    MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO    BALANCE     LTV          DOC
--------------------------------------------------------------------------------------------------------------------------------
Not Available                    1         $    163,398          0.03%        7.615%       0    $163,398   80.00%        0.00%
--------------------------------------------------------------------------------------------------------------------------------
451 to 500                       4              632,754          0.11         8.302      500     158,189   78.01        32.49
--------------------------------------------------------------------------------------------------------------------------------
501 to 550                     289           49,987,586          8.83         8.228      528     172,967   77.53        82.87
--------------------------------------------------------------------------------------------------------------------------------
551 to 600                     518           87,483,910         15.46         7.815      579     168,888   82.54        74.47
--------------------------------------------------------------------------------------------------------------------------------
601 to 650                    1377          191,118,914         33.77         7.749      628     138,794   84.30        57.19
--------------------------------------------------------------------------------------------------------------------------------
651 to 700                    1151          155,596,890         27.50         7.598      673     135,184   85.13        45.66
--------------------------------------------------------------------------------------------------------------------------------
701 to 750                     434           56,855,049         10.05         7.449      721     131,002   85.56        38.75
--------------------------------------------------------------------------------------------------------------------------------
751 to 800                     167           23,680,017          4.18         7.002      768     141,797   83.52        49.76
--------------------------------------------------------------------------------------------------------------------------------
801 to 850                       3              377,317          0.07         6.659      802     125,772   86.15        21.43
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,944         $565,895,835        100.00%        7.699%     639    $143,483   83.75%       56.73%
--------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 808 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 639.

CREDIT GRADE

--------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                     WEIGHTED  WEIGHTED                         FULL OR
                             NUMBER OF    PRINCIPAL BALANCE    PERCENT OF    AVERAGE   AVERAGE  AVERAGE   ORIGINAL   ALTERNATIVE
CREDIT GRADE              MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO    BALANCE     LTV          DOC
--------------------------------------------------------------------------------------------------------------------------------
AA                             2055         $275,955,676         48.76%      7.529%      685    $134,285     85.09%     44.60%
--------------------------------------------------------------------------------------------------------------------------------
A                              1035          143,844,546         25.42       7.772       625     138,980     84.32      59.56
--------------------------------------------------------------------------------------------------------------------------------
A-                              277           43,261,594          7.64       7.748       599     156,179     83.46      73.31
--------------------------------------------------------------------------------------------------------------------------------
B+                              237           43,497,775          7.69       7.846       570     183,535     83.05      75.20
--------------------------------------------------------------------------------------------------------------------------------
B                               322           56,035,122          9.90       8.179       538     174,022     77.31      81.33
--------------------------------------------------------------------------------------------------------------------------------
C                                18            3,301,123          0.58       7.956       559     183,396     68.65      68.86
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,944         $565,895,835        100.00%      7.699%      639    $143,483     83.75%     56.73%
--------------------------------------------------------------------------------------------------------------------------------

MARGINS

--------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                     WEIGHTED  WEIGHTED                         FULL OR
                             NUMBER OF    PRINCIPAL BALANCE    PERCENT OF    AVERAGE   AVERAGE  AVERAGE   ORIGINAL   ALTERNATIVE
RANGE OF MARGINS          MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO    BALANCE      LTV          DOC
--------------------------------------------------------------------------------------------------------------------------------
0.501% to 1.000%                 1         $    164,832           0.04%       6.050%     558    $164,832    75.00%     100.00%
--------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                18            3,305,563           0.82        6.726      666     183,642    74.23       48.04
--------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%               308           61,890,112          15.38        6.441      669     200,942    79.58       73.98
--------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%               436           85,796,701          21.32        6.776      667     196,781    79.57       36.03
--------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%               372           69,717,993          17.32        7.192      632     187,414    79.69       44.69
--------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%               377           68,876,246          17.11        7.504      617     182,696    82.44       61.18
--------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%               336           61,865,261          15.37        7.930      601     184,123    86.06       70.87
--------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%               178           29,927,503           7.44        8.231      600     168,132    85.68       63.66
--------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%               120           20,956,242           5.21        8.383      593     174,635    88.20       72.75
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,146         $402,500,454         100.00%       7.290%     634    $187,558    81.94%      57.12%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 5.992% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        GROUP A COLLATERAL SUMMARY

RANGE OF MAXIMUM MORTGAGE RATES

--------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                     WEIGHTED  WEIGHTED                         FULL OR
 RANGE OF MAXIMUM            NUMBER OF    PRINCIPAL BALANCE    PERCENT OF    AVERAGE   AVERAGE  AVERAGE   ORIGINAL   ALTERNATIVE
  MORTGAGE RATES          MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO    BALANCE     LTV          DOC
--------------------------------------------------------------------------------------------------------------------------------
13.000% or less                 496          $101,943,318         25.33%      6.132%     673    $205,531    80.02%     63.70%
--------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%              427            84,468,404         20.99       6.879      645     197,818    80.75      50.56
--------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%              379            71,152,588         17.68       7.355      627     187,738    81.89      51.61
--------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%              394            70,082,798         17.41       7.859      613     177,875    84.29      60.02
--------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%              196            33,151,642          8.24       8.349      604     169,141    84.47      55.73
--------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%              169            28,962,100          7.20       8.827      588     171,373    82.87      57.62
--------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%               55             7,727,848          1.92       9.309      574     140,506    83.34      64.87
--------------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%               25             4,235,576          1.05       9.768      557     169,423    84.17      63.83
--------------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%                5               776,179          0.19     1 0.479      537     155,236    85.77      73.18
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,146          $402,500,454        100.00%      7.290%     634    $187,558    81.94%     57.12%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.615% per annum to 17.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.784% per annum.

NEXT ADJUSTMENT DATE

--------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                     WEIGHTED  WEIGHTED                         FULL OR
                             NUMBER OF    PRINCIPAL BALANCE   PERCENT OF     AVERAGE   AVERAGE  AVERAGE   ORIGINAL   ALTERNATIVE
NEXT ADJUSTMENT DATE      MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO    BALANCE     LTV          DOC
--------------------------------------------------------------------------------------------------------------------------------
October 2003                      2         $    504,632          0.13%      7.293%      666    $252,316    83.61%      37.07%
--------------------------------------------------------------------------------------------------------------------------------
January 2004                      1              274,798          0.07       6.750       616     274,798    80.00      100.00
--------------------------------------------------------------------------------------------------------------------------------
October 2004                     10            2,287,334          0.57       8.537       595     228,733    81.04       37.31
--------------------------------------------------------------------------------------------------------------------------------
November 2004                     6            1,270,375          0.32       7.634       584     211,729    84.79       48.04
--------------------------------------------------------------------------------------------------------------------------------
December 2004                     9            1,294,800          0.32       8.109       604     143,867    84.49       70.14
--------------------------------------------------------------------------------------------------------------------------------
January 2005                     73           13,493,924          3.35       7.887       618     184,848    83.16       61.02
--------------------------------------------------------------------------------------------------------------------------------
February 2005                    12            2,151,127          0.53       7.892       648     179,261    83.24       46.10
--------------------------------------------------------------------------------------------------------------------------------
March 2005                       96           18,506,992          4.60       7.495       632     192,781    80.73       59.46
--------------------------------------------------------------------------------------------------------------------------------
April 2005                      857          158,066,518         39.27       7.280       637     184,442    81.93       56.95
--------------------------------------------------------------------------------------------------------------------------------
May 2005                        875          164,147,009         40.78       7.259       629     187,597    82.09       56.55
--------------------------------------------------------------------------------------------------------------------------------
June 2005                         1              199,782          0.05       5.510       779     199,782    80.00      100.00
--------------------------------------------------------------------------------------------------------------------------------
August 2005                       1              220,387          0.05       7.750       637     220,387    89.82      100.00
--------------------------------------------------------------------------------------------------------------------------------
January 2006                      2              422,652          0.11       7.838       595     211,326    69.45      100.00
--------------------------------------------------------------------------------------------------------------------------------
March 2006                        4              660,393          0.16       7.475       615     165,098    76.15       69.78
--------------------------------------------------------------------------------------------------------------------------------
April 2006                       42            8,105,118          2.01       6.985       642     192,979    81.92       62.57
--------------------------------------------------------------------------------------------------------------------------------
May 2006                         42            8,323,671          2.07       7.260       647     198,183    82.98       56.07
--------------------------------------------------------------------------------------------------------------------------------
November 2007                     1               91,216          0.02       7.500       718      91,216    95.00        0.00
--------------------------------------------------------------------------------------------------------------------------------
December 2007                     1               59,708          0.01       9.750       594      59,708    95.00      100.00
--------------------------------------------------------------------------------------------------------------------------------
January 2008                      7            1,280,104          0.32       7.140       665     182,872    75.64       33.75
--------------------------------------------------------------------------------------------------------------------------------
February 2008                     2              342,874          0.09       7.772       628     171,437    81.64        0.00
--------------------------------------------------------------------------------------------------------------------------------
March 2008                        3              439,266          0.11       8.145       610     146,422    85.40       65.03
--------------------------------------------------------------------------------------------------------------------------------
April 2008                       59           11,796,011          2.93       6.846       646     199,932    80.83       56.83
--------------------------------------------------------------------------------------------------------------------------------
May 2008                         40            8,561,762          2.13       6.886       659     214,044    80.90       63.73
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,146         $402,500,454        100.00%      7.290%      634    $187,558    81.94%      57.12%
--------------------------------------------------------------------------------------------------------------------------------

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        GROUP A COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance    $353,532,251
Aggregate Original Principal Balance       $354,096,957
Number of Mortgage Loans                          1,596

                                                MINIMUM              MAXIMUM          AVERAGE (1)
                                                -------              -------          ----------
Original Principal Balance                      $14,200             $880,000           $221,865
Outstanding Principal Balance                   $14,154             $874,924           $221,511

                                                MINIMUM              MAXIMUM      WEIGHTED AVERAGE (2)
                                                -------              -------      --------------------
Original Term (mos)                                 180                  360              355
Stated remaining Term (mos)                         172                  359              352
Loan Age (mos)                                        1                   10                3
Current Interest Rate                             5.250%              13.990%           7.403%
Initial Interest Rate Cap                         1.000%               5.000%           1.749%
Periodic Rate Cap                                 1.000%               1.000%           1.000%
Gross Margin                                      4.000%               9.500%           6.193%
Maximum Mortgage Rate                            10.250%              17.800%           13.869%
Minimum Mortgage Rate                             5.250%              11.300%           7.373%
Months to Roll                                        3                   58               24
Original Loan-to-Value                            19.44%              100.00%           81.70%
Credit Score (3)                                    500                  808              633

                        EARLIEST                       LATEST
                        --------                       ------
Maturity Date           11/01/17                       06/01/33

LIEN POSITION                 PERCENT OF MORTGAGE POOL
1st Lien                               98.79%
2nd Lien                                1.21

OCCUPANCY                     PERCENT OF MORTGAGE POOL
Primary                                94.10%
Second Home                             2.11
Investment                              3.79

LOAN TYPE                     PERCENT OF MORTGAGE POOL
Fixed Rate                              18.80%
ARM                                      81.2

YEAR OF ORIGINATION       PERCENT OF MORTGAGE POOL
2002                               2.84%

2003                               97.16

LOAN PURPOSE              PERCENT OF MORTGAGE POOL
Purchase                           41.19%

Refinance - Rate/Term              10.54

Refinance - Cashout                48.27

    PROPERTY TYPE         PERCENT OF MORTGAGE POOL
Single Family                      73.91%

Rowhouse                            0.02

Townhouse                           0.23

Condominium                         5.59

Two- to Four-Family                 2.85

Planned Unit Development            1.36

Deminimus PUD                      15.84

Manufactured Housing                 0.2

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                       GROUP B COLLATERAL SUMMARY

MORTGAGE RATES

                                               AGGREGATE                      WEIGHTED   WEIGHTED                         FULL OR
                             NUMBER OF     PRINCIPAL BALANCE   PERCENT OF     AVERAGE    AVERAGE     AVERAGE  ORIGINAL  ALTERNATIVE
RANGE OF MORTGAGE RATES    MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON      FICO      BALANCE    LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
5.500% or less                     13        $  5,421,186          1.53%        5.479%      693     $417,014    80.41%     91.09%
-----------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                   79          27,744,942          7.85         5.881       689      351,202    78.86      65.35
-----------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                  149          53,277,875         15.07         6.393       653      357,570    78.69      53.89
-----------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                  267          79,467,145         22.48         6.855       648      297,630    80.47      51.66
-----------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                  224          59,017,503         16.69         7.334       628      263,471    82.45      58.72
-----------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                  252          50,392,484         14.25         7.834       617      199,970    82.40      57.75
-----------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                  166          32,245,444          9.12         8.340       597      194,250    84.14      60.08
-----------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                  148          18,899,058          5.35         8.812       602      127,696    85.43      57.32
-----------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                   89          11,641,795          3.29         9.352       588      130,807    83.24      56.98
-----------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                  70           7,284,845          2.06         9.843       587      104,069    85.73      59.45
-----------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                 30           2,392,641          0.68        10.356       563       79,755    83.54      49.16
-----------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                 17           1,971,425          0.56        10.828       578      115,966    84.02      58.36
-----------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                  3             168,721          0.05        11.309       550       56,240    81.26     100.00
-----------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                  8             364,377          0.10        11.919       616       45,547    88.20      72.29
-----------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                  1              14,963          0.00        12.250       640       14,963    90.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                 14             424,159          0.12        12.934       663       30,297    99.71      23.55
-----------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                 64           2,682,733          0.76        13.293       639       41,918    99.28      27.99
-----------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                  2             120,954          0.03        13.786       613       60,477   100.00      85.14
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,596        $353,532,251        100.00%        7.403%      633     $221,511    81.70%     56.99%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.403% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                       WEIGHTED   WEIGHTED                           FULL OR
RANGE OF MONTHS TO        NUMBER OF     PRINCIPAL BALANCE    PERCENT OF      AVERAGE    AVERAGE     AVERAGE   ORIGINAL  ALTERNATIVE
 STATED MATURITY       MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO       BALANCE      LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
169 to 180                   151         $   9,232,305           2.61%        9.679%      631      $ 61,141     87.64%     60.27%
-----------------------------------------------------------------------------------------------------------------------------------
229 to 240                     3               169,382           0.05         8.396       600        56,461     78.07     100.00
-----------------------------------------------------------------------------------------------------------------------------------
349 to 360                  1442           344,130,564          97.34         7.342       634       238,648     81.55      56.88
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,596         $ 353,532,251         100.00%        7.403%      633      $221,511     81.70%     56.99%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 352 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                       GROUP B COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                               AGGREGATE                      WEIGHTED   WEIGHTED                         FULL OR
RANGE OF ORIGINAL LOAN       NUMBER OF     PRINCIPAL BALANCE   PERCENT OF     AVERAGE    AVERAGE     AVERAGE  ORIGINAL  ALTERNATIVE
  PRINCIPAL BALANCES       MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON      FICO      BALANCE    LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                   171        $  6,060,999          1.71%       10.236%      624     $ 35,444     85.61%     57.77%
-----------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000               425          31,180,472          8.82         8.318       607       73,366     80.53      70.07
-----------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000              218          26,717,703          7.56         8.114       603      122,558     83.29      67.44
-----------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000              111          18,977,272          5.37         7.824       599      170,966     81.53      66.71
-----------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000               59          13,123,482          3.71         7.892       613      222,432     83.83      57.12
-----------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000               18           4,947,051          1.40         8.401       623      274,836     86.22      43.36
-----------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000              130          43,361,485         12.27         7.212       638      333,550     83.33      56.16
-----------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000              166          62,839,607         17.77         7.194       640      378,552     82.16      49.32
-----------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000               98          41,809,916         11.83         6.965       649      426,632     82.18      54.12
-----------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000              117          56,399,911         15.95         6.964       653      482,051     80.53      49.55
-----------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000               30          15,626,963          4.42         7.124       635      520,899     79.99      66.48
-----------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000               37          21,267,037          6.02         6.901       645      574,785     78.72      64.65
-----------------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000                8           4,997,558          1.41         7.214       632      624,695     77.69      38.28
-----------------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000                2           1,362,383          0.39         6.370       684      681,192     76.43     100.00
-----------------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000                1             741,890          0.21         6.990       627      741,890     90.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
$750,001 to $800,000                2           1,579,896          0.45         7.001       648      789,948     84.72      50.24
-----------------------------------------------------------------------------------------------------------------------------------
$800,001 to $850,000                2           1,663,701          0.47         7.291       647      831,850     72.48      49.54
-----------------------------------------------------------------------------------------------------------------------------------
$850,001 to $900,000                1             874,924          0.25         6.250       631      874,924     73.33     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,596        $353,532,251        100.00%        7.403%      633     $221,511     81.70%     56.99%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $14,154 to approximately $874,924 and the average outstanding principal balance of the Mortgage Loans was approximately $221,511.

PRODUCT TYPES

                                             AGGREGATE                     WEIGHTED   WEIGHTED                          FULL OR
                           NUMBER OF     PRINCIPAL BALANCE    PERCENT OF    AVERAGE   AVERAGE    AVERAGE   ORIGINAL   ALTERNATIVE
PRODUCT TYPES            MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON      FICO     BALANCE     LTV          DOC
---------------------------------------------------------------------------------------------------------------------------------
15/30 Balloon Loans             109        $  4,229,614          1.20%      12.594%     643     $ 38,804     98.30%      36.71%
---------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans              42           5,002,691          1.42        7.215      621      119,112     78.62       80.19
---------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed Loans               3             169,382          0.05        8.396      600       56,461     78.07      100.00
---------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans             287          57,079,432         16.15        7.181      645      198,883     79.35       62.75
---------------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR Loans             3             884,246          0.25        7.476      661      294,749     83.79        0.00
---------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR Loans               1035         253,969,159         71.84        7.408      630      245,381     82.19       54.97
---------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR Loans                 61          15,363,244          4.35        7.349      628      251,856     80.55       65.52
---------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR Loans                 56          16,834,483          4.76        6.860      644      300,616     80.12       61.05
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,596        $353,532,251        100.00%       7.403%     633     $221,511     81.70%      56.99%
---------------------------------------------------------------------------------------------------------------------------------

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                       GROUP B COLLATERAL SUMMARY

ADJUSTMENT TYPE

                                       AGGREGATE                      WEIGHTED   WEIGHTED                         FULL OR
                    NUMBER OF      PRINCIPAL BALANCE    PERCENT OF     AVERAGE    AVERAGE    AVERAGE  ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE   MORTGAGE LOANS      OUTSTANDING     MORTGAGE POOL    COUPON      FICO      BALANCE     LTV        DOC
---------------------------------------------------------------------------------------------------------------------------
ARM                    1155          $287,051,132          81.20%       7.373%      631     $248,529    81.98%     55.72%
---------------------------------------------------------------------------------------------------------------------------
Fixed Rate              441            66,481,119          18.80        7.531       643      150,751    80.50      62.50
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                1,596          $353,532,251         100.00%       7.403%      633     $221,511    81.70%     56.99%
---------------------------------------------------------------------------------------------------------------------------

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                       GROUP B COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED
PROPERTIES

                                              AGGREGATE                      WEIGHTED    WEIGHTED                        FULL OR
                            NUMBER OF     PRINCIPAL BALANCE    PERCENT OF     AVERAGE    AVERAGE   AVERAGE   ORIGINAL  ALTERNATIVE
STATE                    MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL   COUPON      FICO     BALANCE     LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
Arizona                         52           $  7,216,676          2.04%       8.226%       638   $138,782     85.36%     42.97%
----------------------------------------------------------------------------------------------------------------------------------
Arkansas                         7                444,544          0.13        8.438        591     63,506     88.61     100.00
----------------------------------------------------------------------------------------------------------------------------------
California                     635            206,663,335         58.46        7.014        644    325,454     81.04      55.62
----------------------------------------------------------------------------------------------------------------------------------
Colorado                        18              4,398,809          1.24        8.115        624    244,378     84.07      59.08
----------------------------------------------------------------------------------------------------------------------------------
Connecticut                     11              4,105,602          1.16        7.277        630    373,237     81.49      44.60
----------------------------------------------------------------------------------------------------------------------------------
Delaware                         5              1,170,665          0.33        8.779        601    234,133     84.01      57.44
----------------------------------------------------------------------------------------------------------------------------------
District of Columbia             3              1,067,227          0.30        8.217        610    355,742     73.17     100.00
----------------------------------------------------------------------------------------------------------------------------------
Florida                         68              9,121,944          2.58        8.369        612    134,146     82.72      59.11
----------------------------------------------------------------------------------------------------------------------------------
Georgia                         11              3,000,265          0.85        7.904        637    272,751     83.62       5.38
----------------------------------------------------------------------------------------------------------------------------------
Idaho                            4                366,090          0.10        8.276        599     91,522     83.93      63.98
----------------------------------------------------------------------------------------------------------------------------------
Illinois                        10              2,856,560          0.81        7.475        625    285,656     86.14      83.47
----------------------------------------------------------------------------------------------------------------------------------
Indiana                         25              1,780,884          0.50        8.318        604     71,235     82.11      69.91
----------------------------------------------------------------------------------------------------------------------------------
Iowa                             1                 44,903          0.01        8.842        633     44,903    100.00     100.00
----------------------------------------------------------------------------------------------------------------------------------
Kansas                           6                520,720          0.15        8.669        592     86,787     86.34      95.69
----------------------------------------------------------------------------------------------------------------------------------
Kentucky                         4                286,609          0.08        8.499        569     71,652     86.08     100.00
----------------------------------------------------------------------------------------------------------------------------------
Louisiana                       46              4,349,031          1.23        8.362        597     94,544     86.46      91.48
----------------------------------------------------------------------------------------------------------------------------------
Maine                            3                237,095          0.07        8.476        547     79,032     69.65      29.51
----------------------------------------------------------------------------------------------------------------------------------
Maryland                        37              7,244,004          2.05        7.964        587    195,784     78.06      62.18
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts                    8              2,234,065          0.63        8.434        643    279,258     85.95      54.68
----------------------------------------------------------------------------------------------------------------------------------
Michigan                        57              6,670,461          1.89        8.502        606    117,026     78.53      42.28
----------------------------------------------------------------------------------------------------------------------------------
Minnesota                       12              2,266,900          0.64        7.350        605    188,908     83.00      75.94
----------------------------------------------------------------------------------------------------------------------------------
Mississippi                     15              1,416,166          0.40        9.192        573     94,411     82.86      78.61
----------------------------------------------------------------------------------------------------------------------------------
Missouri                        13              1,728,455          0.49        8.801        585    132,958     84.25      65.23
----------------------------------------------------------------------------------------------------------------------------------
Montana                         10              1,296,004          0.37        8.362        605    129,600     82.56      62.50
----------------------------------------------------------------------------------------------------------------------------------
Nebraska                         2                 68,851          0.02        8.079        643     34,426     82.97       0.00
----------------------------------------------------------------------------------------------------------------------------------
Nevada                          33              7,620,916          2.16        8.062        659    230,937     85.82      59.01
----------------------------------------------------------------------------------------------------------------------------------
New Hampshire                    6                820,856          0.23        7.394        605    136,809     80.82      48.94
----------------------------------------------------------------------------------------------------------------------------------
New Jersey                      38             11,317,786          3.20        7.159        626    297,836     79.95      71.50
----------------------------------------------------------------------------------------------------------------------------------
New Mexico                       1                 97,722          0.03        7.500        672     97,722     80.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
New York                        41             14,793,292          4.18        7.278        634    360,812     81.82      55.19
----------------------------------------------------------------------------------------------------------------------------------
North Carolina                  12              1,907,891          0.54        9.505        607    158,991     88.51      37.83
----------------------------------------------------------------------------------------------------------------------------------
North Dakota                     1                 97,968          0.03        7.990        549     97,968     90.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Ohio                            39              3,873,503          1.10        7.409        608     99,321     84.72      88.07
----------------------------------------------------------------------------------------------------------------------------------
Oklahoma                        10                575,616          0.16        8.283        615     57,562     83.59      86.67
----------------------------------------------------------------------------------------------------------------------------------
Oregon                           6                939,932          0.27        7.526        608    156,655     75.43      23.68
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                    89              8,722,224          2.47        7.882        601     98,003     83.60      83.52
----------------------------------------------------------------------------------------------------------------------------------
Rhode Island                     6              1,592,612          0.45        7.189        593    265,435     81.49      55.59
----------------------------------------------------------------------------------------------------------------------------------
South Carolina                  18              1,592,497          0.45        8.504        609     88,472     81.80      59.03
----------------------------------------------------------------------------------------------------------------------------------
Tennessee                       58              5,836,306          1.65        8.890        604    100,626     87.37      53.62
----------------------------------------------------------------------------------------------------------------------------------
Texas                           41              7,380,675          2.09        7.826        643    180,016     80.16      27.61
----------------------------------------------------------------------------------------------------------------------------------
Utah                             8                579,721          0.16        8.581        582     72,465     86.39      53.40
----------------------------------------------------------------------------------------------------------------------------------
Virginia                        88              9,844,222          2.78        7.788        616    111,866     82.12      56.49
----------------------------------------------------------------------------------------------------------------------------------
Washington                      18              3,742,881          1.06        7.893        634    207,938     80.58      54.57
----------------------------------------------------------------------------------------------------------------------------------
Wisconsin                       18              1,478,936          0.42        8.760        609     82,163     86.33      62.27
----------------------------------------------------------------------------------------------------------------------------------
Wyoming                          2                160,830          0.05        8.997        556     80,415     84.17      52.75
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,596           $353,532,251        100.00%       7.403%       633   $221,511     81.70%     56.99%
----------------------------------------------------------------------------------------------------------------------------------

No more than approximately 1.00% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                       GROUP B COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE                      WEIGHTED     WEIGHTED                          FULL OR
  RANGE OF ORIGINAL       NUMBER OF    PRINCIPAL BALANCE   PERCENT OF      AVERAGE     AVERAGE    AVERAGE    ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS   MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON        FICO     BALANCE      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less               29          $  3,237,804          0.92%         7.514%       579     $111,648     39.34%     59.62%
----------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%             14             2,470,438          0.70          7.158        634      176,460     53.35      89.60
----------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%             21             5,479,349          1.55          7.209        606      260,921     57.45      31.38
----------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%             26             4,211,027          1.19          7.415        615      161,963     63.33      59.31
----------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%             84            17,524,996          4.96          7.291        616      208,631     68.61      47.27
----------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%            115            28,937,078          8.19          7.102        628      251,627     73.89      48.92
----------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%            588           156,159,555         44.17          7.074        650      265,577     79.70      47.64
----------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%            179            34,360,200          9.72          7.785        595      191,956     84.42      69.67
----------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%            241            54,474,507         15.41          7.524        621      226,035     89.71      68.30
----------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%            164            37,010,167         10.47          7.976        631      225,672     94.66      77.71
----------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%           135             9,667,131          2.73          9.724        669       71,608     99.87      66.03
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,596          $353,532,251        100.00%         7.403%       633     $221,511     81.70%     56.99%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.44% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.21% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.32%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.58%.

LOAN PURPOSE

                                              AGGREGATE                     WEIGHTED   WEIGHTED                          FULL OR
                           NUMBER OF     PRINCIPAL BALANCE    PERCENT OF     AVERAGE    AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
LOAN PURPOSE             MORTGAGE LOANS      OUTSTANDING     MORTGAGE POOL   COUPON      FICO      BALANCE     LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout            795          $170,632,385         48.27%       7.405%      615     $214,632     80.74%     64.49%
----------------------------------------------------------------------------------------------------------------------------------
Purchase                       633           145,635,776         41.19        7.394       659      230,072     82.74      45.14
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term          168            37,264,090         10.54        7.430       621      221,810     82.06      68.97
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,596          $353,532,251        100.00%       7.403%      633     $221,511     81.70%     56.99%
----------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                              AGGREGATE                        WEIGHTED   WEIGHTED                         FULL OR
                             NUMBER OF     PRINCIPAL BALANCE    PERCENT OF      AVERAGE    AVERAGE   AVERAGE   ORIGINAL  ALTERNATIVE
PROPERTY TYPE             MORTGAGE LOANS     OUTSTANDING       MORTGAGE POOL    COUPON      FICO     BALANCE      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
Single Family                   1226         $261,281,537           73.91%       7.396%      631     $213,117    81.67%     58.23%
------------------------------------------------------------------------------------------------------------------------------------
Rowhouse                           1               78,802            0.02        8.500       551       78,802    95.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Townhouse                          5              802,939            0.23        8.280       612      160,588    78.05     100.00
------------------------------------------------------------------------------------------------------------------------------------
Condominium                       95           19,767,254            5.59        7.391       632      208,076    82.51      57.29
------------------------------------------------------------------------------------------------------------------------------------
Two-to Four-Family                47           10,072,002            2.85        7.487       641      214,298    76.73      61.58
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing              10              718,072            0.20        7.532       629       71,807    76.06      55.40
------------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development         212           60,811,644           17.20        7.408       646      286,847    82.52      50.22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,596         $353,532,251          100.00%       7.403%      633     $221,511    81.70%     56.99%
------------------------------------------------------------------------------------------------------------------------------------

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        GROUP B COLLATERAL SUMMARY

DOCUMENTATION

                                              AGGREGATE                       WEIGHTED   WEIGHTED                         FULL OR
                           NUMBER OF      PRINCIPAL BALANCE    PERCENT OF     AVERAGE    AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
DOCUMENTATION            MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation             906          $178,278,685           50.43%       7.361%      617     $196,776    82.92%    100.00%
--------------------------------------------------------------------------------------------------------------------------------
Stated Documentation           403            93,933,612           26.57        7.446       661      233,086    79.57       0.00
--------------------------------------------------------------------------------------------------------------------------------
Limited                         85            25,298,414            7.16        7.423       625      297,628    82.39       0.00
--------------------------------------------------------------------------------------------------------------------------------
Full/Alt Documentation          72            23,209,897            6.57        7.437       628      322,360    83.14     100.00
--------------------------------------------------------------------------------------------------------------------------------
Lite Documentation              64            17,693,083            5.00        7.447       650      276,454    81.65       0.00
--------------------------------------------------------------------------------------------------------------------------------
Streamlined                     66            15,118,559            4.28        7.490       655      229,069    77.29       0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,596          $353,532,251          100.00%       7.403%      633     $221,511    81.70%     56.99%
--------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                              AGGREGATE                       WEIGHTED   WEIGHTED                         FULL OR
                           NUMBER OF      PRINCIPAL BALANCE    PERCENT OF     AVERAGE    AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
OCCUPANCY                MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
Primary                       1449         $332,663,965          94.10%        7.380%       631     $229,582    81.76%     57.91%
--------------------------------------------------------------------------------------------------------------------------------
Investment                     112           13,413,013           3.79         7.853        661      119,759    79.75      45.58
--------------------------------------------------------------------------------------------------------------------------------
Second Home                     35            7,455,272           2.11         7.622        683      213,008    82.59      36.57
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,596         $353,532,251         100.00%        7.403%       633     $221,511    81.70%     56.99%
--------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

PREPAYMENT PENALTY TERM

                                              AGGREGATE                       WEIGHTED   WEIGHTED                         FULL OR
                           NUMBER OF      PRINCIPAL BALANCE    PERCENT OF     AVERAGE    AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
PREPAYMENT PENALTY TERM  MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
None                           217          $ 51,204,102          14.48%       7.995%       654     $235,964    82.32%       38.87%
----------------------------------------------------------------------------------------------------------------------------------
12 Months                       53            18,245,888           5.16        7.054        643      344,262    81.81        61.89
----------------------------------------------------------------------------------------------------------------------------------
24 Months                      924           212,062,067          59.98        7.376        625      229,504    82.15        58.01
----------------------------------------------------------------------------------------------------------------------------------
36 Months                      397            70,864,791          20.04        7.153        641      178,501    79.93        65.08
----------------------------------------------------------------------------------------------------------------------------------
60 Months                        5             1,155,403           0.33        6.903        648      231,081    78.58       100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,596          $353,532,251         100.00%       7.403%       633     $221,511    81.70%       56.99%
----------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        GROUP B COLLATERAL SUMMARY

CREDIT SCORES

                                              AGGREGATE                       WEIGHTED   WEIGHTED                         FULL OR
                           NUMBER OF      PRINCIPAL BALANCE    PERCENT OF     AVERAGE    AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
RANGE OF CREDIT SCORES   MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
451 to 500                        6          $    515,396          0.15%       9.178%       500     $ 85,899    74.38%    100.00%
--------------------------------------------------------------------------------------------------------------------------------
501 to 550                      202            29,226,185          8.27        8.500        528      144,684    78.32      82.40
--------------------------------------------------------------------------------------------------------------------------------
551 to 600                      342            65,780,693         18.61        7.894        577      192,341    82.67      75.03
--------------------------------------------------------------------------------------------------------------------------------
601 to 650                      551           119,935,577         33.92        7.391        625      217,669    81.77      56.78
--------------------------------------------------------------------------------------------------------------------------------
651 to 700                      341            94,255,179         26.66        7.034        671      276,408    82.18      47.58
--------------------------------------------------------------------------------------------------------------------------------
701 to 750                      121            33,328,713          9.43        6.741        721      275,444    81.31      30.55
--------------------------------------------------------------------------------------------------------------------------------
751 to 800                       31             9,801,504          2.77        6.782        766      316,178    81.84      41.66
--------------------------------------------------------------------------------------------------------------------------------
801 to 850                        2               689,003          0.19        6.128        805      344,501    77.35      46.92
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,596          $353,532,251        100.00%       7.403%       633     $221,511    81.70%     56.99%
--------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 808 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 633.

CREDIT GRADE

                                              AGGREGATE                       WEIGHTED   WEIGHTED                         FULL OR
                           NUMBER OF      PRINCIPAL BALANCE    PERCENT OF     AVERAGE    AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
CREDIT GRADE             MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
AA                             585          $156,661,498          44.31%       6.965%       683     $267,797    82.12%     43.97%
--------------------------------------------------------------------------------------------------------------------------------
A                              435            98,980,386          28.00        7.408        622      227,541    81.56      57.54
--------------------------------------------------------------------------------------------------------------------------------
A-                             149            27,182,066           7.69        7.950        591      182,430    83.01      70.51
--------------------------------------------------------------------------------------------------------------------------------
B+                             184            33,675,419           9.53        7.859        569      183,019    83.00      78.14
--------------------------------------------------------------------------------------------------------------------------------
B                              217            32,593,931           9.22        8.322        541      150,202    78.71      80.84
--------------------------------------------------------------------------------------------------------------------------------
C                               26             4,438,951           1.26        9.177        551      170,729    74.16      86.24
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,596          $353,532,251         100.00%       7.403%       633     $221,511    81.70%     56.99%
--------------------------------------------------------------------------------------------------------------------------------

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        GROUP B COLLATERAL SUMMARY

MARGINS

                                              AGGREGATE                       WEIGHTED   WEIGHTED                         FULL OR
                           NUMBER OF      PRINCIPAL BALANCE    PERCENT OF     AVERAGE    AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
RANGE OF MARGINS         MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                 1          $    551,047           0.19%       6.750%       676     $551,047    80.00%      0.00%
--------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                 8             2,093,727           0.73        6.543        680      261,716    74.69      46.66
--------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%               129            43,735,264          15.24        6.450        668      339,033    79.91      60.26
--------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%               171            52,729,928          18.37        6.850        658      308,362    78.06      43.60
--------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%               152            43,016,996          14.99        7.047        639      283,007    79.91      46.61
--------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%               178            47,605,001          16.58        7.306        622      267,444    83.10      61.38
--------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%               155            34,830,297          12.13        7.785        608      224,712    84.54      64.32
--------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                89            18,026,418           6.28        7.949        594      202,544    84.73      61.49
--------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%               236            38,202,303          13.31        8.741        596      161,874    86.93      61.58
--------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                26             4,527,818           1.58        8.972        604      174,147    88.30      52.04
--------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                 7             1,335,654           0.47        8.810        591      190,808    77.49      43.72
--------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                 3               396,679           0.14       10.253        555      132,226    81.34     100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,155          $287,051,132         100.00%       7.373%       631     $248,529    81.98%     55.72%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.193% per annum.

MAXIMUM MORTGAGE RATES

                                              AGGREGATE                       WEIGHTED   WEIGHTED                         FULL OR
RANGE OF MAXIMUM           NUMBER OF      PRINCIPAL BALANCE    PERCENT OF     AVERAGE    AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
 MORTGAGE RATES          MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
13.000% or less                188          $ 67,973,660          23.68%       6.134%       668     $361,562    79.30%     58.49%
--------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%             199            62,169,178          21.66        6.862        645      312,408    81.06      51.41
--------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%             180            49,729,339          17.32        7.344        629      276,274    82.71      56.64
--------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%             186            41,918,519          14.60        7.839        613      225,368    82.76      54.13
--------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%             138            29,168,232          10.16        8.334        596      211,364    84.01      60.00
--------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%             113            16,685,937           5.81        8.808        602      147,663    85.80      54.42
--------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%              69             9,833,567           3.43        9.358        580      142,515    83.37      58.41
--------------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%              52             5,799,476           2.02        9.847        587      111,528    86.44      52.30
--------------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%              17             1,896,225           0.66       10.374        558      111,543    83.49      45.71
--------------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%              11             1,756,166           0.61       10.770        579      159,651    84.94      57.83
--------------------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%               2               120,833           0.04       11.282        557       60,417    81.76     100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,155          $287,051,132         100.00%       7.373%       631     $248,529    81.98%     55.72%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.250% per annum to 17.800% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.869% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-WMC3
                        GROUP B COLLATERAL SUMMARY

NEXT ADJUSTMENT DATE

                                              AGGREGATE                       WEIGHTED   WEIGHTED                         FULL OR
                           NUMBER OF      PRINCIPAL BALANCE    PERCENT OF     AVERAGE    AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
NEXT ADJUSTMENT DATE     MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
October 2003                    1          $    104,726          0.04%        6.990%       589     $104,726    70.00%      0.00%
-------------------------------------------------------------------------------------------------------------------------------
November 2003                   2               779,519          0.27         7.542        670      389,760    85.64       0.00
-------------------------------------------------------------------------------------------------------------------------------
September 2004                  2               450,482          0.16         9.622        695      225,241    82.49       0.00
-------------------------------------------------------------------------------------------------------------------------------
October 2004                    7             1,785,437          0.62         7.368        623      255,062    74.82      62.88
-------------------------------------------------------------------------------------------------------------------------------
November 2004                   9             3,387,915          1.18         7.424        649      376,435    78.55      36.42
-------------------------------------------------------------------------------------------------------------------------------
December 2004                   5               938,401          0.33         8.235        613      187,680    80.81      57.93
-------------------------------------------------------------------------------------------------------------------------------
January 2005                   36             8,023,794          2.80         7.579        633      222,883    80.71      54.18
-------------------------------------------------------------------------------------------------------------------------------
February 2005                   9             1,722,147          0.60         7.428        631      191,350    80.82      57.68
-------------------------------------------------------------------------------------------------------------------------------
March 2005                     49             9,991,194          3.48         7.524        631      203,902    83.19      58.61
-------------------------------------------------------------------------------------------------------------------------------
April 2005                    458           106,556,313         37.12         7.443        632      232,656    82.39      53.79
-------------------------------------------------------------------------------------------------------------------------------
May 2005                      459           120,958,675         42.14         7.343        628      263,527    82.25      56.24
-------------------------------------------------------------------------------------------------------------------------------
June 2005                       1               154,800          0.05         6.990        582      154,800    90.00     100.00
-------------------------------------------------------------------------------------------------------------------------------
November 2005                   1                95,671          0.03         8.875        630       95,671    80.00     100.00
-------------------------------------------------------------------------------------------------------------------------------
December 2005                   1               129,232          0.05         6.125        641      129,232    64.04       0.00
-------------------------------------------------------------------------------------------------------------------------------
January 2006                    4               766,717          0.27         7.766        627      191,679    77.13      41.26
-------------------------------------------------------------------------------------------------------------------------------
March 2006                      3               678,364          0.24         7.293        624      226,121    86.56     100.00
-------------------------------------------------------------------------------------------------------------------------------
April 2006                     31             7,294,704          2.54         7.382        621      235,313    78.75      74.36
-------------------------------------------------------------------------------------------------------------------------------
May 2006                       21             6,398,555          2.23         7.269        638      304,693    82.72      55.51
-------------------------------------------------------------------------------------------------------------------------------
October 2007                    1               496,637          0.17         6.990        678      496,637    56.18       0.00
-------------------------------------------------------------------------------------------------------------------------------
December 2007                   1                44,890          0.02         9.625        694       44,890    60.00       0.00
-------------------------------------------------------------------------------------------------------------------------------
January 2008                    3               625,397          0.22         8.445        628      208,466    93.51     100.00
-------------------------------------------------------------------------------------------------------------------------------
March 2008                      1               498,324          0.17         7.250        555      498,324    90.00     100.00
-------------------------------------------------------------------------------------------------------------------------------
April 2008                     29             8,332,652          2.90         6.828        636      287,333    81.36      69.26
-------------------------------------------------------------------------------------------------------------------------------
May 2008                       21             6,836,582          2.38         6.698        658      325,552    78.52      49.46
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,155          $287,051,132        100.00%        7.373%       631     $248,529    81.98%     55.72%
-------------------------------------------------------------------------------------------------------------------------------

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   SERIES 2003-WMC3

                     FOR ADDITIONAL INFORMATION PLEASE CALL:

TRADING
Scott Soltas                       (212) 449-3659
Charles Sorrentino                 (212) 449-3659

ASSET BACKED FINANCE GROUP
Matt Whalen                        (212) 449-0752
Paul Park                          (212) 449-6380
Fred Hubert                        (212) 449-5701
Ted Bouloukos                      (212) 449-5029
Alan Chan                          (212) 449-8140
Alice Chang                        (212) 449-1701
Sonia Lee                          (212) 449-5067
Amanda de Zutter                   (212) 449-0425

RESEARCH
Glenn Costello                     (212) 449-4457

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.